                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 17, 2003

                                 DECORIZE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31260                  43-1931810
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

                  1938 East Phelps, Springfield, Missouri 65802
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code: (417) 879-3326

Item 7.           Financial Statements and Exhibits.

(c)  Exhibits.    The following is filed as an exhibit to this Report.

                  99.1     Decorize, Inc. Press Release, dated December 17, 2003

Item 9.           Regulation FD Disclosure.

          On December 17, 2003, Decorize, Inc. issued a press release announcing
SRC  Holding  Corporation's  proposed  investment  of up to $500,000 in Decorize preferred stock and the related appointment of Steve Crowder, an officer of SRC, to serve as President and Chief Executive Officer of Decorize. The press release is attached as Exhibit 99.1 to this Report.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the  information  in this report is furnished  under Item 9 and shall  not be  deemed  to be  "filed"  for the  purposes  of  Section  18 of the
Securities  Exchange Act of 1934 or otherwise  subject to the  liability of that section.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DECORIZE, INC.

Date: December 17, 2003                By:      /s/ Alex Budzinsky
                                          --------------------------------------
                                          Name:   Alex Budzinsky
                                          Title:  Executive Vice President and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Number          Description

99.1            Decorize, Inc. Press Release dated December 17, 2003